UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2017(February 3, 2017)

ICU MEDICAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-34634	33-0022692
(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)
(949) 366-2183
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 9, 2017, ICU Medical, Inc. ("ICU"), a Delaware corporation (the "Company") filed a Current Report on Form 8-K (the "Original Report") to report under Item 2.01 thereof the completion on February 3, 2017 of the acquisition of Hospira Infusion Systems ("HIS"), Pfizer, Inc.'s global infusion therapy business, for $275 million in cash, 3.2 million shares of ICU stock and a potential $225 million Earnout.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Original Report on February 9, 2017 solely to provide certain audited combined consolidated financial statements of HIS as required by Item 9.01(a) of Form 8-K and the unaudited pro forma consolidated financial information required by Item 9.01(b) of Form 8-K, which were excluded from the Original Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.     Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

Audited combined financial statements of HIS as of, October 2, 2016 and December 31, 2015 and for the period from January 1, 2016 to October 2, 2016 and for the years ended December 31, 2015 and 2014 are filed as Exhibit 99.1, and incorporated herein by reference.

(b)    Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information as of and for the nine months ended September 30, 2016 and as of, and for the year ended, December 31, 2015 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(d)     Exhibits

Exhibit No.	Description
23.1	Consent of KPMG
99.1
Audited Combined Financial Statements of Pfizer Infusion Systems as of October 2, 2016 and December 31, 2015 and for the period from January 1, 2016 to October 2, 2016 and for the years ended December 31, 2015 and 2014

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of, and for the nine months ended, September 30, 2016, and for the year ended December 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2017

    ICU MEDICAL, INC.

    /s/ SCOTT E. LAMB
    Scott E. Lamb
    Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of KPMG
99.1
Audited Combined Financial Statements of Pfizer Infusion Systems as of October 2, 2016 and December 31, 2015 and for the period from January 1, 2016 to October 2, 2016 and for the years ended December 31, 2015 and 2014

99.2	Unaudited Pro Forma Condensed Combined Financial Information as of, and for the nine months ended, September 30, 2016, and for the year ended December 31, 2015